                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 19, 1999

                               Open Market, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         0-28436                                           04-3214536
-------------------------                      --------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

One Wayside Road, Burlington, Massachusetts                    01803
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)

                                 (781) 359-3000
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including Area Code

                                 Not applicable
--------------------------------------------------------------------------------

ITEM 5.   OTHER EVENTS

     On July 14, 1999 Open Market, Inc. announced its plans to acquire FutureTense, Inc. pursuant to an Agreement and Plan of Merger entered into on July 14, 1999. See the press release attached hereto as Exhibit 99.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     July 19, 1999             OPEN MARKET, INC.


                                    By:   /s/ Betty Savage
                                          --------------------------------
                                          Betty Savage
                                          Vice President and
                                          Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.              Exhibit
-----------              -------

Exhibit 99               Press Release dated July 14, 1999